Exhibit 10.2

No. CLSH2024-PN9

CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY APPLICABLE STATE (“BLUE SKY LAWS”) OR FOREIGN SECURITIES LAWS AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS PROVIDED BY RULE 506(b) OF REGULATION D AND/OR SECTION 4(a)(2) UNDER THE SECURITIES ACT AND OUTSIDE THE UNITED STATES PURSUANT TO OTHER APPLICABLE REGULATIONS UNDER THE SECURITIES ACT. ANY SALE, PLEDGE, ENCUMBRANCE OR OTHER TRANSFER (ANY, A “TRANSFER”) OF ALL OR ANY PORTION OF SUCH SECURITIES WILL BE INVALID UNLESS SUBJECT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND AS REQUIRED BY APPLICABLE BLUE SKY AND/OR FOREIGN LAWS AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (B) IT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT AND THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT.

$2,600,000	August 28, 2024

For Value Received, CLS Holdings USA, Inc, a Nevada corporation with its principal address at 516 S. 4th Street, Las Vegas, Nevada 89101 (“Maker”), under the terms of this Convertible Note (“Note”), promises to pay to the order of FK Legacy Trust (“Purchaser”), the principal amount of $2,600,000 (the “Principal Amount”), in Maker’s stock as set forth below, on or before August 30, 2024 (the “Maturity Date”).

1.    Payment. Maker shall make payment to the Purchaser as follows: On or before August 30, 2024, issue to Purchaser the entire Principal Amount in unregistered shares of CLS Holdings USA Inc. at a per-share-price of 0.0387 (3.87 cents per share) in full satisfaction of this debt. The Principal Amount is equal to $2,600,000 and, therefore, the Purchaser would receive 67,183,463 shares of Maker’s stock.

2.    Default. With respect to the Note, the following is an “Event of Default”: Default of Maker in the payment of shares under the Note when due.

3.    Unsecured. This Note is an unsecured obligation of Maker.

4.    Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt or if mailed by registered or certified mail, postage prepaid, at the address of Maker or Purchaser. Any Party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been received when personally delivered or faxed, or five business days after being deposited in the mail in the manner set forth above.

5.    WAIVER OF RIGHT TO TRIAL BY JURY. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

6.    Governing Law; Jurisdiction. Maker and Purchaser each hereby submits to personal jurisdiction in the State of Nevada, consents to the exclusive jurisdiction of any competent state or federal district court sitting in Clark County, Nevada, and waives any and all rights to raise lack of personal jurisdiction as a defense in any action, suit, or proceeding in connection with this Note or any related matter. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, without reference to conflicts of law provisions of such state. Exclusive venue for any legal proceedings brought in connection with, or relating to, this Note shall be in Clark County, Nevada.

7.    Successors. The provisions of this Note shall inure to the benefit of and be binding on any permitted successor of Purchaser.

This Note is executed in the State of Nevada as of the date first set forth above.

CLS Holdings, USA, Inc., a Nevada corporation

By: /s/ Andrew Glashow

Andrew Glashow

CEO and Chairman

Agreed to and accepted:

By: /s/ Frank Koretsky

Frank Koretsky

Trustee of FK Legacy Trust